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                                                                    EXHIBIT 99.4

                               Vital Living, Inc.
               Unaudited Pro Forma Combined Financial Statements

                               Table of Contents


                                                                           Page
                                                                          ------
Unaudited Pro forma Combined Balance Sheet as of June 30, 2003......        F-2

Unaudited Pro forma Combined Statement of Operations for
 the Six Months ended June 30, 2003.................................        F-3

Unaudited Pro forma Combined Statement of Operations for
 the Six Months ended June 30, 2002.................................        F-4

Unaudited Pro forma Combined Statement of Operations for
 the Six Months ended December 31, 2002.............................        F-5

Notes to the Unaudited Pro Forma Combined Financial Statements......        F-6

                               Vital Living, Inc.
                   Unaudited Pro Forma Combined Balance Sheet
                                 June 30, 2003



                                                                    HISTORICAL
                                                           -----------------------------
                                                                  VITAL                                               PRO FORMA
                                                                 LIVING,                    PRO FORMA                  FOR THE
                                                                  INC.           COF       ADJUSTMENTS               COMBINATION
                                                                  ----           ---       -----------               -----------
                                 Assets

 Current Assets
 Cash and cash equivalents                                       $150,042        $ 30,281     $     --                  $180,323
 Accounts receivable                                               58,181          21,699           --                    79,880
 Accounts receivable - other                                           --         121,242           --                   121,242
 Inventory                                                        242,985         178,838           --                   421,823
 Prepaid expense & other current assets                            71,007                           --                    71,007
                                                              -----------        --------     ---------              -----------
    Total Current Assets                                          522,215         352,060           --                   874,275
                                                              -----------        --------     ---------              -----------
 Non Current Assets:
 Machinery and equipment, net                                     139,494          65,388                                204,882

 Note receivable related party                                    463,176          65,342      (207,176) (b)             321,342
 Intangible assets, net                                           258,607              --            --                  258,607
 Goodwill                                                       4,955,199              --     3,721,871  (c)           8,677,070
 Other assets                                                      14,290              --            --                   14,290
                                                              -----------        --------     ---------              -----------
    Total Noncurrent Assets                                     5,830,766         130,730     3,514,695                9,476,191
                                                              -----------        --------     ---------              -----------
      Total Assets                                             $6,352,981        $482,790    $3,514,695              $10,350,466
                                                              ===========        ========     =========              ===========
                Liabilities and Shareholders' Equity

 Current Liabilities
 Current portion of long term debt                               $232,757        $104,357     $      --                 $337,114
 Accounts payable, trade                                          207,064         344,017            --                  551,081
 Note Payable to shareholder                                                       51,760            --                   51,760
 Accrued liabilities                                               54,575         166,239       150,000 (d)              370,814
                                                              -----------        --------     ---------              -----------
    Total Current Liabilities                                     494,396         666,373       150,000                1,310,769
                                                              -----------        --------     ---------              -----------

 Long Term Debt                                                   430,280          18,112       355,000  (a)             803,392

 Note payable related party                                            --         207,176      (207,176) (b)                  --

 Commitments and contingencies

Stockholders' Equity
Preferred stock, $0.001, par value; 50,000,000 shares
 authorized:
Preferred stock -Series A, $0.001 par value;
 10,000,000 shares authorized; 4,092,000 shares
 issued and outstanding                                             4,092                                                  4,092
Preferred stock -Series B, $0.001 par value; 10,000,000
 shares authorized; 1,000,000 shares issued and outstanding         1,000                                                  1,000
Paid in capital- preferred                                      8,226,375                                              8,226,375
Common stock, $0.001 par value; 100,000,000 shares
  authorized; 18,112,616 issued and outstanding                    18,113              --         2,600  (e)              20,713
Additional paid-in capital                                      9,575,883              --     2,805,400  (e)          12,381,283
Restricted common stock issued for services, unamortized         (105,010)             --            --                 (105,010)
Warrants and options issued for services, unamortized            (407,184)             --            --                 (407,184)
Retained earnings (deficit)                                   (11,884,964)       (408,871)      408,871  (f)         (11,884,964)
                                                              -----------        --------     ---------              -----------
    Total Stockholders Equity                                   5,428,305        (408,871)    3,216,871                8,236,305
                                                              -----------        --------     ---------              -----------
      Total Liabilities & Stockholders' Equity                 $6,352,981        $482,790    $3,514,695              $10,350,466
                                                              ===========        ========     =========              ===========

     See Accompanying Notes to the Unaudited Pro Forma Financial Statements.

                               Vital Living, Inc.
              Unaudited Pro Forma Combined Statement of Operations
                     For the Six Months Ended June 30, 2003

                                                                       HISTORICAL
                                                               ---------------------------
                                                                 VITAL                               PRO             PRO FORMA
                                                                LIVING,                             FORMA             FOR THE
                                                                  INC.           COF              ADJUSTMENTS       COMBINATION
                                                                  ----           ---              -----------      ---------------
 Revenue                                                       $   833,330      $1,051,733                          $ 1,885,063
 Cost of sales                                                     468,332         469,853                              938,185
                                                               -----------      ----------                          -----------
                                           Gross Profit            364,998         581,880                              946,878
                                                               -----------      ----------                          -----------

 Administrative Expense
      Salaries and benefits                                      2,107,810         221,414                            2,329,224
      Professional and consulting fees                             755,878          27,709                              783,587
      Selling, general and administrative                          589,964         344,257                              934,221
      Research and development                                     277,523              --                              277,523
                                                               -----------      ----------                          -----------
                          Total Administrative Expenses          3,731,175         593,380                            4,324,555
                                                               -----------      ----------                          -----------
                                         Operating Loss         (3,366,177)        (11,500)                          (3,377,677)
                                                               -----------      ----------                          -----------
 Other Income (Expenses)
      Interest income                                                4,287              --                                4,287
      Other income                                                 256,000              --       $(256,000)(1)               --
      Interest expense                                             (23,607)         (7,245)        (14,200)(g)          (45,052)
                                                               -----------      ----------       ---------          -----------
 Net loss                                                       (3,129,497)     $  (18,745)      $(270,200)          (3,418,442)
                                                               -----------      ==========       =========          -----------

 Deemed dividend associated with
  beneficial conversion of preferred stock                      (1,146,653)                                          (1,146,653)
                                                               -----------                                          -----------
                                                               $(4,276,150)                                         $(4,565,095)
                                                               ===========                                          ===========
                                                                                                                             --

 Basic and diluted loss per share(h)                           $     (0.18)                                         $     (0.16)

 Deemed dividend associated with
  beneficial conversion of preferred stock(h)                        (0.06)                                               (0.06)
                                                               -----------                                          -----------
                                                               $     (0.24)                                         $     (0.22)
                                                               ===========                                          ===========

 Weighted average of shares outstanding                         17,956,041       2,600,000(e),(h)                    20,556,041
                                                               ===========       =========                          ===========

See accompanying notes to the Unaudited Pro Forma Combined Financial Statements.

                               Vital Living, Inc.
              Unaudited Pro Forma Combined Statement of Operations
                     For the six months ended June 30, 2002

                                                              HISTORICAL
                                           -------------------------------------------------

                                              VITAL                                                     PRO           PRO FORMA
                                             LIVING,                  BOULDER                          FORMA           FOR THE
                                              INC.         MAF          BAR        COF               ADJUSTMENTS     COMBINATION
                                              ----         ---          ---        ---               -----------     -------------
 Revenue                                   $    37,666   $ 632,083     $295,903   $1,508,662                          $ 2,474,314
 Cost of sales                                  14,592     324,541      117,776      742,006                            1,198,915
                                           -----------   ---------     --------   ----------                          -----------
                             Gross Profit       23,074     307,542      178,127      766,656                            1,275,399
                                           -----------   ---------     --------   ----------                          -----------

 Administrative Expense
      Salaries and benefits                    504,405     225,375       11,567      312,143                            1,053,490
      Professional and consulting fees         533,013     132,242       13,988       31,053                              710,296
      Selling, general and administrative      156,779     163,583       63,940      433,441                              817,743
      Research and development                 127,694      28,922           --           --                              156,616
                                           -----------   ---------     --------   ----------                          -----------
           Total Administrative Expenses     1,321,891     550,122       89,495      776,637                            2,738,145
                                           -----------   ---------     --------   ----------                          -----------
                           Operating Loss   (1,298,817)   (242,580)      88,632       (9,981)                          (1,462,746)
                                           -----------   ---------     --------   ----------                          -----------

 Other Income (Expenses)
      Interest income                               --       2,490           --        2,441                                4,931
      Other income (expenses)                       --         211        1,442       (4,247)                              (2,594)
      Interest expense                              --     (60,834)      (1,538)      (6,803)          $(14,200)(g)       (83,375)
                                           -----------   ---------     --------   ----------           --------       -----------
 Net loss                                   (1,298,817)  $(300,713)    $ 88,536   $  (18,590)          $(14,200)       (1,543,784)
                                           -----------   =========     ========   ==========           ========       -----------
 Deemed dividend associated with
  beneficial conversion of preferred stock    (530,532)                                                                  (530,532)
                                           -----------                                                                -----------
                                           $(1,829,349)                                                               $(2,074,316)
                                           ===========                                                                ===========

 Basic and diluted loss per share(h)       $     (0.10)                                                               $     (0.08)

 Deemed dividend associated with
  beneficial conversion of
  preferred stock(h)                             (0.04)                                                                     (0.03)
                                           -----------                                                                -----------
                                           $     (0.14)                                                               $     (0.11)
                                           ===========                                                                ===========


 Weighted average of shares outstanding     13,638,639   2,500,000(i)              2,600,000(e),(h)                    18,738,639
                                           ===========   =========                 =========                          ===========

See accompanying Notes to the Unaudited Pro Forma Combined Financial Statements.

                               Vital Living, Inc.
              Unaudited Pro Forma Combined Statement of Operations
                      For the year ended December 31, 2002



                                                                          HISTORICAL
                                                           -----------------------------------------

                                                             VITAL                                           PRO        PRO FORMA
                                                            LIVING,                BOULDER                  FORMA        FOR THE
                                                             INC.         MAF        BAR        COF       ADJUSTMENTS  COMBINATION
                                                             ----         ---        ---        ---       -----------  -----------

 STATEMENT OF OPERATIONS

 Revenue                                                $    260,844  $1,242,097   $295,903  $2,447,246               $   4,246,090
 Cost of sales                                               193,032     627,588    117,776   1,404,808                   2,343,204
                                                        ------------   ---------    -------   ---------               -------------
                                           Gross Profit       67,812     614,509    178,127   1,042,438                   1,902,886
                                                        ------------   ---------    -------   ---------               -------------
 Administrative Expense
      Salaries and benefits                                1,341,103     349,416     11,567     555,611                   2,257,697
      Professional and consulting fees                     1,607,621     270,885     13,988      44,302                   1,936,796
      Selling, general and administrative                    562,972     315,756     63,940     742,441                   1,685,109
      Research and development                               510,436      44,209         --          --                     554,645
                                                        ------------  ----------   --------  ----------               -------------
                          Total Administrative Expenses    4,022,132     980,266     89,495   1,342,354                   6,434,247
                                                        ------------  ----------   --------  ----------               -------------
                                         Operating Loss   (3,954,320)   (365,757)    88,632    (299,916)                 (4,531,361)
                                                        ------------  ----------   --------  ----------               -------------
 Other Income (Expenses)
      Interest income                                         13,077       3,637         --       4,908                      21,622
      Other income (expenses)                                    --           --      1,442      (4,247)                     (2,805)
      Interest expense                                        (8,652)   (110,070)    (1,538)    (13,842) $(28,400)(g)      (162,502)
                                                        ------------  ----------   --------  ----------  --------     -------------
 Net loss                                                 (3,949,895) $ (472,190)  $ 88,536  $ (313,097) $(28,400)    $  (4,675,046)
                                                        ------------  ==========   ========  ==========  ========     -------------

 Deemed dividend associated with beneficial
  conversion of preferred stock                           (2,235,519)                                                    (2,235,519)
                                                        ------------                                                   ------------
                                                        $ (6,185,414)                                                  $ (6,910,565)
                                                        ============                                                   ============
Basic and diluted loss per share(h)                    $      (0.28)                                                  $      (0.24)

 Deemed dividend associated with beneficial
  conversion of preferred stock(h)                             (0.15)                                                         (0.12)
                                                        ------------                                                   ------------
                                                        $      (0.43)                                                  $      (0.36)
                                                        ============                                                   ============


 Weighted average of shares outstanding                   14,278,129   2,219,178(i)           2,600,000(e),(b)           19,097,307
                                                        ============   =========              ==========               ============


See accompanying notes to the Unaudited Pro Forma Combined Financial Statements.

                               VITAL LIVING, INC.

           NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

NOTE 1. GENERAL INFORMATION AND BASIS OF PRESENTATION

General Information

The Unaudited Pro Forma Combined Financial Statements and related notes are presented to show the pro forma effects of the acquisition of certain assets and assumption of certain liabilities of Christopher's Original Formulas, Inc. ("COF") through a new wholly owned corporation Nature's Systems, Inc. ("NSI") in a stock for assets transaction for 2,600,000 shares of restricted common stock of Vital Living, Inc. (the "Company") The fair value of the common stock issued in the acquisition by the Company was $2,808,000, or $1.08 per common share determined as of the measurement date (the "COF Acquisition"). The Unaudited Pro Forma Combined Financial Statements should be read in conjunction with the audited financial statements of Vital Living, Inc. included in the Company's Annual Report on Form 10-KSB/A for the year ended December 31, 2002 and the audited financial statements of COF as of and for the year ended December 31, 2002 which are contained elsewhere in this document. The unaudited pro forma combined results of operations presented herein are for illustration purposes only. The unaudited pro forma results of operations for the periods presented are not necessarily indicative of the results of operations that may be obtained by us in the future or operating results that would have been achieved had the COF Acquisition been completed as of the January 1, 2002.

BASIS OF PRESENTATION

The Unaudited Pro Forma Combined Balance Sheet at June 30, 2003 is based on the historical balance sheet of Vital Living, Inc. as of June 30, 2003 and the historical balance sheet of COF as of June 30, 2003 and assumes the transaction occurred on June 30, 2003. The purchase price consisted of common stock of the Company valued at $2,808,000 plus the assumption of approximately $355,000 of liabilities of certain officers and executives of COF and advances of $207,176 that were previously made under a financing agreement entered into during February 2003 by and between the Company and COF.

The Unaudited Pro Forma Combined Statement of Operations has been prepared assuming the COF Acquisition had occurred as of January 1, 2002. The Vital Living, Inc. historical balances as of December 31, 2002 represents the audited balances for the year ended December 31, 2002 and were derived from audited financial statement contained within our Annual Report on Form 10-KSB/A for the year ended December 31, 2002. The COF historical balances as of December 31, 2002 were obtained from the audited financial statements of COF for the year ended December 31, 2002 contained elsewhere in this document. The statement of operations of MAF BioNutritionals ("MAF") comprise activity for the period January 1, 2002 through November 22, 2002 and were obtained from their historical audited financial statements for the period January 1, 2002 through November 22m 2002. The Statement of Operations of Boulder Bar were compiled from their historical financial statements and are unaudited. The historical results of both MAF (audited) and Boulder Bar (unaudited) have been presented herein as a result of entities that had previously been acquired during 2002 by the Company, had been filed within Form SB-2 dated July 22, 2003 and are presented as if the acquisition transactions had occurred as of January 1, 2002. The COF Acquisition was accounted for using the purchase method of accounting.

NOTE -- 2 PRO FORMA ADJUSTMENTS

a) This amount represents certain debt obligations of the certain executives of COF that were assumed by Vital Living, Inc. that are not recorded on the financial statements as of June 30, 2003.

b) This Amount represents the elimination of the advances from Vital Living, Inc. to COF as it relates to a financing agreement entered into during Febraury 2003. These amounts were agreed to be assumed by Vital Living as apart of the acquisition agreement and have been considered a portion of the purchase price proceeds (see Note 3).

c) This amount represents the purchase price in excess of the estimated fair value of the assets and liabilities assumed. Final allocations will be based on final appraisals and other analysis of fair values of acquired identifiable tangible and intangible assets, deferred tax assets and liabilities and acquired contracts, which will be completed after we obtain third party appraisals and review all available data (See Note 3).

d) This amount represents an estimate of closing costs which is comprised of approximately $114,000 paid to Aegis Capital, of which Robert Eide, a member of our Board of Directors, is a Principal, to assist in the transaction and approximately $36,000 of other procurement costs, primarily legal cost incurred in preparing the closing documents.

e) These amounts represent the issuance of 2,600,000 of the common stock of Vital Living, Inc. in exchange for certain assets and assumption of certain liabilities of COF through NSI. The fair value of the common stock issued had a fair value of $2,808,000, or $1.08 per common share determined as of the measurement date, which was June 25, 2003.

f) This amount represents the elimination of the historical capital of COF in consolidation.

g) Amount represents interest expense on the assumed debt obligations of the executives of COF that would have been expense of the Company had the transaction occurred on January 1, 2002.

h) See "Net Loss Per Share" within Note 1 to the Financial Statements of Vital Living, Inc. included in the Company's annual report on Form 10-KSB/A for the year ended December 31, 2002 for information regarding the calculation of net loss per share. Due to the Company incurring a net loss for all periods presented inclusion of common stock equivalents would be antidilutive, thus the basic and diluted loss per share are the same. The basic and diluted weighted average number of common shares outstanding reflects the issuance of 2,600,000 shares of common stock in connection with the COF Acquisition. The issuances of common shares in the COF Acquisition are reflected as outstanding as if the transaction had occurred as of January 1, 2002.

i) Reflects 2,500,000 common shares of Vital Living, Inc. issued in the November 2002 acquisition of MAF as if the transaction had occurred as of January 1, 2002.

j) Amount represents the elimination of other income as this amount originated from a management agreement entered into with COF by Vital Living during April 2003 that would not have been executed had COF been acquired effective January 1, 2002.

NOTE -- 3 PURCHASE PRICE ALLOCATION

      The purchase price has initially been allocated as follows:



Purchase price paid in common stock
   and cash advances                                       $  3,015,176

Less: Operating assets acquired
        Cash                                                    (30,281)
        Accounts receivable                                    (142,941)
        Inventory                                              (178,838)
        Fixed assets                                            (65,388)
        Note receivable - related party                         (65,342)
                                                           ------------
          Total operating assets                               (482,790)
                                                           ------------

Plus: Liabilities assumed                                     1,039,485
Estimated transaction costs                                     150,000
                                                           ------------
   Goodwill                                                $  3,721,871
                                                           ------------


      The purchase price paid is comprised of Common stock of the Company with a fair value of $2,808,000 and cash advances of $207,176 made to COF prior to June 30, 2003. The recording of the COF

      Acquisition was based on preliminary purchase price allocations derived from the terms of the asset purchase agreement. Final allocations will be based on final appraisals and other analysis of fair values of acquired identifiable tangible and intangible assets, deferred tax assets and liabilities and acquired contracts, which will be completed after we obtain third party appraisals and review all available data. Differences between preliminary allocations of the purchase price, as presented herein, and the final allocation could have a significant impact on the accompanying unaudited pro forma financial statements, results of operations and financial position.